UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2019

WageWorks, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35232	94-3351864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California

94403

(Address of Principal Executive Offices, and Zip Code)

(650) 577-5200

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	WAGE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On July 30, 2019, WageWorks, Inc., a Delaware corporation (the “Company” or “WageWorks”) and HealthEquity, Inc., a Delaware corporation (“HealthEquity”) issued a joint press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the “HSR Act”), with respect to the Company’s pending acquisition by the HealthEquity, was terminated at 5:04 p.m. Eastern Time on July 29, 2019.

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 26, 2019 (the “Merger Agreement”), by and among the Company, HealthEquity and Pacific Merger Sub, Inc., a wholly owned subsidiary of HealthEquity. The consummation of such transactions remains subject to other customary closing conditions set forth in the Merger Agreement, including receipt of the approval of the stockholders of the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks filed with the SEC a definitive proxy statement, including a form of proxy card, on July 29, 2019. The definitive proxy statement and form of proxy card have been mailed to WageWorks’ stockholders. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials filed in connection with the proposed transaction, and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com.

Participants in the Solicitation

WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ proxy statement on Schedule 14A filed with the SEC on July 29, 2019 and WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which WageWorks refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent WageWorks’ current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of WageWorks for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect WageWorks’ business and the price of the common stock of WageWorks, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of WageWorks and the receipt of certain required regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on WageWorks’ business relationships, operating results and business generally, (v) the risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) the risks related to diverting management’s attention from WageWorks’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against WageWorks related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in WageWorks’ filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, WageWorks does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description of Exhibit

99.1	Press Release of the Registrant, dated July 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

By:	/s/ John G. Saia
John G. Saia
Senior Vice President, General Counsel and Corporate Secretary

Dated: July 30, 2019